SETTLEMENT AGREEMENT AND RELEASE

            THIS SETTLEMENT AGREEMENT AND RELEASE is between BRINKS, HOFER, GILSON & LIONE ("Brinks") and IMMTECH INTERNATIONAL, INC. ("Immtech"). The parties agree as follows:

            1. Payment by Immtech. Upon execution of this Agreement, Immtech shall cause to be deposited with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c. (the "Law Finn") a check dated July 1, 1998, drawn on the account of Criticare Systems, Inc. and made payable to Immtech in the amount of $150,000, endorsed by Immtech to the order of Brinks and to be certified on July 1, 1998, the same to be held and released pursuant to the terms of that certain agreement dated June 29, 1998, between Immtech and Criticare Systems, Inc. and the Escrow Agreement attached hereto as Exhibit A.

            2. Return of Property. Brinks agrees to return all files of Immtech within 30 days from the date of this Agreement, including a current docket report as maintained by Brinks with respect to any filing deadlines for intellectual property matters handled by Brinks for Immtech. Brinks does not guaranty the accuracy of such report.

            3. Release. The parties hereby mutually release each other, their parent or subsidiaries, predecessors or successors in interest, present, former or later insurers, assigns, agents, representatives, officers, administrators, directors, shareholders and employees from any and all claims of whatever nature either may have against the other which arise out of or are in any manner based upon legal services provided by Brinks to Immtech prior to the date of this Agreement.

Date:                                  BRINKS, HOFER, GILSON & LIONE
     -------------------------

                                       BY:
                                          ------------------------------------
                                           Its
                                               -------------------------------

Date: 6-29-98                          IMMTECH INTERNATIONAL,INC.
     -------------------------

                                       BY: /s/ T. Stephen Thompson
                                          ------------------------------------
                                           Its President & CEO
                                               -------------------------------

                        SETTLEMENT AGREEMENT AND RELEASE

            THIS SETTLEMENT AGREEMENT AND RELEASE is between BRINKS, HOFER, GILSON & LIONE ("Brinks") and IMMTECH INTERNATIONAL, INC. ("Immtech"). The parties agree as follows:

            1. Payment by Immtech. Upon execution of this Agreement, Immtech shall cause to be deposited with Reinhart, Boerner, Van Deuren, Norris & Riesslbach, s.c. (the "Law Firm") a check dated July 1, 1998, drawn on the account of Criticare Systems, Inc. and made payable to Immtech in the amount of $150,000, endorsed by Immtech to the order of Brinks and to be certified on July 1, 1998, the same to be held and released pursuant to the terms of that certain agreement dated June 29, 1998, between Immtech and Criticare Systems, Inc. and the Escrow Agreement attached hereto as Exhibit A.

            2. Return of Property. Brinks agrees to return all files of Immtech within 30 days from the date of this Agreement, including a current docket report as maintained by Brinks with respect to any filing deadlines for intellectual property matters handled by Brinks for Immtech. Brinks does not guaranty the accuracy of such report.

            3. Release. The parties hereby mutually release each other, their parent or subsidiaries, predecessors or successors in interest, present, former or later insurers, assigns, agents, representatives, officers, administrators, directors, shareholders and employees from any and all claims of whatever nature either may have against the other which arise out of or are in any manner based upon legal services provided by Brinks to Immtech prior to the date of this Agreement.

Date: 6-29-98                          BRINKS, HOFER, GILSON & LIONE
     -------------------------

                                       BY: [ILLEGIBLE]
                                          ------------------------------------
                                           Its Chief Operating Officer
                                              --------------------------------

Date:                                  IMMTECH INTERNATIONAL, INC.
     -------------------------

                                       BY:
                                          ------------------------------------
                                           Its
                                              --------------------------------